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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) August 13 , 1998
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                      GMAC Commercial Mortgage Securities, Inc.
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                       Delaware
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                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


            333-37717                                 23-2811925
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     (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

   650 Dresher Road, Horsham, Pennsylvania                         19044
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                    (215) 328-3164
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                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    Not Applicable
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

     On or about August 26, 1998, the Registrant will cause the issuance and sale of approximately $2,563,948,705 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-C2, Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 1998, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, LaSalle National Bank, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent. In connection with the sale of the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Lehman Brothers Inc. and Deutsche Bank Securities, Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-37717 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have included in certain of the Structural Term Sheets furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the Structural Term Sheets including such information, the "ABS Term Sheets") following the effective date of Registration Statement No. 333-37717 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and ABS Term Sheets are being filed as an exhibit to this report.

     The Structural Term Sheets and ABS Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The Registrant is filing the form of the exhibits listed in Item 7(c) below.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Business Acquired

          NOT APPLICABLE

     (b)  Pro Forma Financial Information

          NOT APPLICABLE

     (c)  Exhibits.

          99.1 ABS Term Sheets and Structural Term Sheets prepared by the Underwriters in connection with the sale of Publicly Offered Certificates of the Registrant.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                   (Registrant)




Dated: August 17, 1998             By: /s/ David Lazarus
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                                   Name: David Lazarus
                                   Title: Vice President


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                                  INDEX TO EXHIBITS



Exhibit
  No.       Document Description
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99.1        ABS Term Sheets and Structural Term Sheets
            prepared by the Underwriters in connection with the sale of Publicly Offered Certificates of the Registrant.


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